united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2016

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA BANK PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Astoria Financial Corporation (the “Company”) was held on December 21, 2016. As of the record date, there were a total of 101,328,834 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting, 90,621,444 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of common stock holders, and the final results of the voting on each proposal is noted below.

Proposal 1 – Election of Directors

The following directors, John R. Chrin, John J. Corrado and Brian M. Leeney were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2019 and director Robert Giambrone was nominated to serve for a one-year term expiring at the annual meeting of shareholders to be held in 2017, or when their successors are otherwise duly elected and qualified. The four directors, having received the requisite vote of a plurality of the shares represented in person or by proxy and entitled to vote, as indicated below, were elected to serve as directors of the Company.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
John R. Chrin	44,512,199	32,004,425	0	14,104,820
John J. Corrado	46,330,523	30,186,101	0	14,104,820
Robert Giambrone	74,311,243	2,205,381	0	14,104,820
Brian M. Leeney	44,372,091	32,144,533	0	14,104,820

Proposal 2 – To approve, on a non-binding basis, the compensation of the Company’s named executive officers.

The non-binding vote to approve the compensation of the Company’s named executive officers received the approval of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
40,952,484	35,124,151	439,989	14,104,820

Proposal 3 – The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016 was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
87,684,889	2,885,212	81,343	0

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

	By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas
Vice President and
Director of Investor Relations

Dated: December 22, 2016